Exhibit 99.1
Coupang Announces Results for Third Quarter 2023
Net Revenues of $6.2 billion, up 21% YoY and 18% on an FX-neutral basis
Gross Profit of $1.6 billion, up 27% YoY
Operating Cash Flow of $2.6 billion and Free Cash Flow of $1.9 billion for the trailing twelve months
SEATTLE - (BUSINESS WIRE) November 7, 2023—Coupang, Inc. (NYSE: CPNG) today announced financial results for its third quarter ended September 30, 2023.
Q3 2023 Key Financial and Operational Highlights
Consolidated Highlights:
•Net revenues were $6.2 billion, up 21% YoY on a reported basis and 18% YoY on an FX-neutral basis.
•The revenue growth rate would have been an estimated 635 bps higher than the 18% growth without the accounting change in FLC revenue, which we began recording on a net basis starting in Q2 2023.
•Gross profit increased 27% YoY to $1.6 billion.
•Gross profit margin was 25.3%, an improvement of 113 bps YoY. The accounting change in FLC revenue this quarter had a positive 140 bps impact.
•Net income was $91 million with a margin of 1.5%, an improvement of $1 million over last year.
•EPS was $0.05, consistent with the prior year.
•Adjusted EBITDA for the quarter was $239 million with a margin of 3.9%, an improvement of 10 bps over last year.
•Adjusted EBITDA for the trailing twelve months was $991 million with a margin of 4.3%, a YoY improvement of 490 bps.
•Operating cash flow for the trailing twelve months was $2.6 billion, an increase of $2.8 billion YoY.
•Free cash flow was $1.9 billion for the trailing twelve months, an increase of $2.9 billion YoY.
•Active customers surpassed 20.4 million, growing at 14% YoY.
Segment Highlights:
•Product Commerce segment net revenues was $6.0 billion, up 21% YoY on a reported basis and 18% on an FX-neutral basis.
•Product Commerce segment adjusted EBITDA was $399 million, up $160 million YoY.
•Product Commerce segment adjusted EBITDA margin was 6.7%, up 190 bps YoY.
•Developing Offerings segment (including International, Coupang Eats, Play and Fintech) net revenues was $218 million, up 41% YoY on a reported basis and 40% on an FX-neutral basis.
•Developing Offerings segment adjusted EBITDA was negative $161 million.

“Our unrelenting focus on the customer experience and operational excellence drove record results again this quarter,” said Bom Kim, Founder and CEO of Coupang. “Our revenue and active customers growth accelerated for the third consecutive quarter. Our Developing Offerings also generated over 40% revenue growth this quarter. In Taiwan, we’ve expanded Rocket Delivery and helped 12,000 small business export their products to a new market over the past year.”

“Over the past twelve months, we’ve generated a record $991 million in adjusted EBITDA, increasing margins by 490 basis points,” said Coupang’s CFO, Gaurav Anand. “We’ve expanded profitability while making investments in Developing Offerings, and we expect our consolidated margin to continue its march upwards on an annual basis.”

Coupang, Inc.	Q3 2023 Earnings Release	1

Third Quarter 2023 Results
Consolidated Financial Summary

(in thousands, except net revenues per Active Customer and net income per share)	Three Months Ended September 30,
	2023	2022	% Change
Total net revenues	$6,183,555	$5,101,334	21%
Total net revenues growth, constant currency(1)			18%
Active Customers	20,421	17,992	14%
Total net revenues per Active Customer	$303	$284	7%
Total net revenues per Active Customer, constant currency(1)	$296		4%
Gross profit(2)	$1,565,787	$1,233,888	27%
Net income	$91,300	$90,679	1%
Adjusted EBITDA(1)	$238,672	$194,919	22%
Net income attributable to Class A and Class B common stockholders per share, basic and diluted	$0.05	$0.05	—%
Net cash provided by operating activities	$721,639	$58,164	NM(3)
Free cash flow(1)	$536,237	$(222,446)	NM(3)
Segment Information

	Three Months Ended September 30,
(in thousands)	2023	2022	% Change
Product Commerce
Net revenues	$5,966,027	$4,947,174	21%
Net revenues growth, constant currency(1)			18%
Segment adjusted EBITDA	$399,494	$239,222	67%
Developing Offerings
Net revenues	$217,528	$154,160	41%
Net revenues growth, constant currency(1)			40%
Segment adjusted EBITDA	$(160,822)	$(44,303)	NM(3)
_________
(1)Total net revenues growth, constant currency, total net revenues per Active Customer, constant currency, and adjusted EBITDA are non-GAAP financial measures as defined by the Securities and Exchange Commission (the “SEC”). See the “Non-GAAP Financial Measures” and “Reconciliations of Non-GAAP Measures” sections herein for more information regarding our use of these measures and reconciliations to the most directly comparable financial measures calculated in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).
(2)Gross profit is calculated as total net revenues minus cost of sales.
(3)Non-meaningful

Coupang, Inc.	Q3 2023 Earnings Release	2

Webcast and Conference Call
Coupang, Inc. will host a conference call to discuss third quarter results on November 7, 2023 at 5:30 PM Eastern Time (November 8, 2023 at 7:30 AM Korea Standard Time). A live webcast of the conference call will be available on our Investor Relations website, ir.aboutcoupang.com, and a replay of the conference call will be available for at least three months. This press release, including the reconciliations of certain non-GAAP measures to their nearest comparable U.S. GAAP measures, as well as our third quarter earnings presentation, are also available on that site.
About Coupang
Coupang is one of the largest retailers in Asia, with a mission to revolutionize the everyday lives of its customers and create a world where people wonder, “How did we ever live without Coupang?” Coupang offers a variety of services, including same-day and next-morning delivery of general merchandise and groceries, delivery of prepared foods through Coupang Eats, and video streaming through Coupang Play. Coupang is headquartered in the United States, with operations and support services performed in markets including South Korea, Taiwan, Singapore, China, and India.

Investor Contact:	Media Contact:
Coupang IR	Coupang PR
ir@coupang.com	press@coupang.com

Coupang, Inc.	Q3 2023 Earnings Release	3

FORWARD-LOOKING STATEMENTS
This earnings release or related management commentary may contain statements that may be deemed to be "forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the “Act”), that are intended to enjoy the protection of the safe harbor for forward-looking statements provided by the Act as well as protections afforded by other federal securities laws.
We have based the forward-looking statements contained in this report on our current expectations and projections about future events and trends that we believe may affect our industry, business, financial condition, and results of operations. Actual results and outcomes could differ materially for a variety of reasons, including, among others: the continued growth of the retail market and the increased acceptance of online transactions by potential customers, competition in our industry, managing our growth and expansion into new markets and offerings, our financial performance, our ability to retain existing suppliers and to add new suppliers, our market position, our operation and management of our fulfillment and logistics infrastructure, other legal and regulatory developments, and the impact of the global economy including inflation and foreign currency exchange rates. For additional information on other potential risks and uncertainties that could cause actual results to differ from the results predicted, please see our most recent Annual Report on Form 10-K and subsequent filings. All forward-looking statements in this earnings release or related management commentary are based on information available to Coupang and assumptions and beliefs as of the date hereof, and we disclaim any obligation to update any forward-looking statements, except as required by law. We may not actually achieve the plans, intentions, or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements.
Investors and others should note that we may announce material business and financial information to our investors using our investor relations website (ir.aboutcoupang.com), our filings with the SEC, webcasts, press releases, and conference calls. We use these mediums, including our website, to communicate with investors and the general public about our company, our offerings, and other issues. It is possible that the information that we make available on our website may be deemed to be material information. We therefore encourage investors and others interested in our company to review the information that we make available on our website.

Coupang, Inc.	Q3 2023 Earnings Release	4

COUPANG, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
(in thousands, except per share amounts)	2023	2022	2023	2022
Net retail sales	$5,314,683	$4,540,393	$15,659,829	$13,577,665
Net other revenue	868,872	560,941	2,162,145	1,678,176
Total net revenues	6,183,555	5,101,334	17,821,974	15,255,841

Cost of sales	4,617,768	3,867,446	13,312,472	11,824,754
Operating, general and administrative	1,478,303	1,156,468	4,167,601	3,626,515
Total operating cost and expenses	6,096,071	5,023,914	17,480,073	15,451,269

Operating income (loss)	87,484	77,420	341,901	(195,428)

Interest income	50,237	15,403	123,728	26,301
Interest expense	(13,295)	(6,485)	(34,386)	(19,996)
Other (expense) income, net	(7,776)	11,224	(19,556)	2,485
Income (loss) before income taxes	116,650	97,562	411,687	(186,638)

Income tax expense	25,350	6,883	84,340	7,468

Net income (loss)	91,300	90,679	327,347	(194,106)

Net income (loss) attributable to Class A and Class B common stockholders per share:
Basic and diluted	$0.05	$0.05	$0.18	$(0.11)

Weighted-average shares used in computing net income (loss) per share attributable to Class A and Class B common stockholders:
Basic	1,784,363	1,767,275	1,779,606	1,762,465
Diluted	1,808,311	1,790,941	1,801,006	1,762,465

Coupang, Inc.	Q3 2023 Earnings Release	5

COUPANG, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(unaudited)

(in thousands, except par value)	September 30, 2023	December 31, 2022
Assets
Cash and cash equivalents	$4,857,920	$3,509,334
Restricted cash	400,255	176,316
Accounts receivable, net	285,081	184,463
Inventories	1,640,567	1,656,851
Prepaids and other current assets	245,868	303,166
Total current assets	7,429,691	5,830,130

Long-term restricted cash	2,435	1,624
Property and equipment, net	2,200,638	1,819,945
Operating lease right-of-use assets	1,484,273	1,405,248
Long-term lease deposits and other	445,732	455,956
Total assets	$11,562,769	$9,512,903

Liabilities and stockholders' equity
Accounts payable	$4,616,045	$3,622,332
Accrued expenses	311,886	298,869
Deferred revenue	85,529	92,361
Short-term borrowings	232,094	175,403
Current portion of long-term debt	382,430	128,936
Current portion of long-term operating lease obligations	351,025	325,924
Other current liabilities	526,765	418,681
Total current liabilities	6,505,774	5,062,506

Long-term debt	527,711	537,880
Long-term operating lease obligations	1,295,117	1,233,680
Defined severance benefits and other	305,790	264,924
Total liabilities	8,634,392	7,098,990

Contingencies
Stockholders' equity
Class A common stock, $0.0001 par value, 10,000,000 shares authorized, 1,611,084 and 1,597,804 shares issued and outstanding as of September 30, 2023 and December 31, 2022, respectively; Class B common stock, $0.0001 par value, 250,000 shares authorized, 174,803 shares issued and outstanding as of September 30, 2023 and December 31, 2022	179	177
Additional paid-in capital	8,401,998	8,154,076
Accumulated other comprehensive (loss) income	(58,588)	2,219
Accumulated deficit	(5,415,212)	(5,742,559)
Total stockholders' equity	2,928,377	2,413,913
Total liabilities and stockholders' equity	$11,562,769	$9,512,903

Coupang, Inc.	Q3 2023 Earnings Release	6

COUPANG, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(unaudited)

	Nine Months Ended September 30,
(in thousands)	2023	2022
Operating activities
Net income (loss)	$327,347	$(194,106)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization	197,816	174,063
Provision for severance benefits	117,243	124,056
Equity-based compensation	240,098	191,584
Non-cash operating lease expense	247,938	231,333
Other	99,594	56,536
Change in operating assets and liabilities:
Accounts receivable, net	(114,032)	(39,325)
Inventories	(86,692)	(288,761)
Other assets	(65,268)	(273,554)
Accounts payable	1,235,365	163,508
Accrued expenses	15,400	(6,359)
Other liabilities	(172,116)	(154,012)
Net cash provided by (used in) operating activities	2,042,693	(15,037)

Investing activities
Purchases of property and equipment	(662,273)	(703,074)
Proceeds from sale of property and equipment	12,461	10,600
Other investing activities	(13,898)	(25,979)
Net cash used in investing activities	(663,710)	(718,453)

Financing activities
Proceeds from issuance of common stock, equity-based compensation plan	7,826	14,998
Proceeds from short-term borrowings and long-term debt	416,508	543,185
Repayment of short-term borrowings and long-term debt	(63,654)	(337,071)
Net short-term borrowings and other financing activities	1,222	5,377
Net cash provided by financing activities	361,902	226,489
Effect of exchange rate changes on cash and cash equivalents, and restricted cash	(167,549)	(243,132)
Net increase (decrease) in cash and cash equivalents, and restricted cash	1,573,336	(750,133)
Cash and cash equivalents, and restricted cash, as of beginning of period	3,687,274	3,810,347
Cash and cash equivalents, and restricted cash, as of end of period	$5,260,610	$3,060,214

Coupang, Inc.	Q3 2023 Earnings Release	7

Supplemental Financial Information
Share Information

	As of September 30,
(in thousands)	2023	2022
Outstanding common stock	1,785,887	1,768,943
Outstanding equity-based awards	63,594	58,259
Outstanding common stock and equity-based awards	1,849,481	1,827,202

Key Business Metrics and Non-GAAP Financial Measures
We review the key business and financial metrics discussed below. We use these measures to evaluate our business, measure our performance, identify trends affecting our business, formulate business plans, and make strategic decisions.
Key Business Metrics
Active Customers
As of the last date of each reported period, we determine our number of Active Customers by counting the total number of individual customers who have ordered at least once directly from our apps or websites in Korea during the relevant period. A customer is anyone who has created an account on our apps or websites, identified by a unique email address. The change in Active Customers in a reported period captures both the inflow of new customers as well as the outflow of existing customers who have not made a purchase in the period. We view the number of Active Customers as a key indicator of our potential for growth in total net revenues, the reach of our network, the awareness of our brand, and the engagement of our customers.
Total Net Revenues per Active Customer
Total net revenues per Active Customer is the total net revenues generated in a period divided by the total number of Active Customers in that period. A key driver of growth is increasing the frequency and the level of spend of Active Customers who are shopping on our apps or websites. We therefore view total net revenues per Active Customer as a key indicator of engagement and retention of our customers and our success in increasing the share of wallet.

	Three Months Ended September 30,
(in thousands, except net revenues per Active Customer)	2023	2022	% Change
Active Customers	20,421	17,992	14%
Total net revenues per Active Customer	$303	$284	7%
Total net revenues per Active Customer, constant currency (YoY)	$296		4%
Non-GAAP Financial Measures
We report our financial results in accordance with U.S. GAAP. However, management believes that certain non-GAAP financial measures provide investors with additional useful information in evaluating our performance. These non-GAAP financial measures may be different than similarly titled measures used by other companies.
Our non-GAAP financial measures should not be considered in isolation from, or as substitutes for, financial information prepared in accordance with U.S. GAAP. Non-GAAP measures have limitations in that they do not reflect all the amounts associated with our results of operations as determined in accordance with U.S. GAAP. These measures should only be used to evaluate our results of operations in conjunction with the corresponding U.S. GAAP measures.

Coupang, Inc.	Q3 2023 Earnings Release	8

Non-GAAP Measure	Definition	How We Use The Measure
Adjusted EBITDA
• Net income (loss), excluding the effects of:
- depreciation and amortization,
- interest expense,
- interest income,
- other income (expense), net,
- income tax expense (benefit),
- equity-based compensation,
- impairments, and
- other items not reflective of our ongoing operations.
• Provides information to management to evaluate and assess our performance and allocate internal resources.
• We believe Adjusted EBITDA and Adjusted EBITDA Margin are frequently used by investors and other interested parties in evaluating companies in the retail industry for period-to-period comparisons as they remove the impact of certain items that are not representative of our ongoing business, such as material non-cash items and certain variable charges.
Adjusted EBITDA Margin	• Adjusted EBITDA as a percentage of total net revenues.
Constant Currency Revenue	• Constant currency information compares results between periods as if exchange rates had remained constant.
• We define constant currency revenue as total revenue excluding the effect of foreign exchange rate movements, and use it to determine the constant currency revenue growth on a comparative basis.
• Constant currency revenue is calculated by translating current period revenues using the prior period exchange rate.	• The effect of currency exchange rates on our business is an important factor in understanding period-to-period comparisons. Our financial reporting currency is the U.S. dollar (“USD”) and changes in foreign exchange rates can significantly affect our reported results and consolidated trends. For example, our business generates sales predominantly in Korean Won (“KRW”), which are favorably affected as the USD weakens relative to the KRW, and unfavorably affected as the USD strengthens relative to the KRW.
• We use constant currency revenue and constant currency revenue growth for financial and operational decision-making and as a means to evaluate comparisons between periods. We believe the presentation of our results on a constant currency basis in addition to U.S. GAAP results helps improve the ability to understand our performance because they exclude the effects of foreign currency volatility that are not indicative of our actual results of operations.
Constant Currency Revenue Growth	• Constant currency revenue growth (as a percentage) is calculated by determining the increase in current period revenue over prior period revenue, where current period foreign currency revenue is translated using prior period exchange rates.
Free Cash Flow	• Cash flow from operations Less: purchases of property and equipment, Plus: proceeds from sale of property and equipment.	• Provides information to management and investors about the amount of cash generated from our ongoing operations that, after purchases and sales of property and equipment, can be used for strategic initiatives, including investing in our business and strengthening our balance sheet, including paying down debt, and paying dividends to stockholders.
Segment Gross Profit	• Gross profit for a period attributable to each respective reportable segment.
• We believe segment gross profit and segment gross profit margin are frequently used by investors and other interested parties in evaluating companies in the retail industry for period-to-period comparisons. However, other companies may calculate segment gross profit and segment gross profit margin in a manner different from ours and therefore they may not be directly comparable to similar terms used by other companies.

Segment Gross Profit Margin	• Segment gross profit as a percentage of segment net revenues.

Coupang, Inc.	Q3 2023 Earnings Release	9

Reconciliations of Non-GAAP Measures
A reconciliation of non-GAAP guidance measures to corresponding GAAP measures is not available on a forward-looking basis without unreasonable effort due to the uncertainty of expenses that may be incurred in the future. Although, it is important to note that these factors could be material to Coupang’s results computed in accordance with GAAP.
The following tables present the reconciliations from each U.S. GAAP measure to its corresponding non-GAAP measure for the periods noted:

Coupang, Inc.	Q3 2023 Earnings Release	10

Constant Currency Revenue and Constant Currency Revenue Growth (YoY)

	Three Months Ended September 30,						Year over Year Growth
	2023			2022
(in thousands)	As Reported	Exchange Rate Effect	Constant Currency Basis	As Reported	Exchange Rate Effect	Constant Currency Basis	As Reported	Constant Currency Basis
Consolidated
Net retail sales	$5,314,683	$(132,709)	$5,181,974	$4,540,393	$723,839	$5,264,232	17%	14%
Net other revenue	868,872	(11,527)	857,345	560,941	89,440	650,381	55%	53%
Total net revenues	$6,183,555	$(144,236)	$6,039,319	$5,101,334	$813,279	$5,914,613	21%	18%

Net Revenues by Segment
Product Commerce	$5,966,027	$(141,996)	$5,824,031	$4,947,174	$788,061	$5,735,235	21%	18%
Developing Offerings	217,528	(2,240)	215,288	154,160	25,218	179,378	41%	40%
Total net revenues	$6,183,555	$(144,236)	$6,039,319	$5,101,334	$813,279	$5,914,613	21%	18%

	Nine Months Ended September 30,						Year over Year Growth
	2023			2022
(in thousands)	As Reported	Exchange Rate Effect	Constant Currency Basis	As Reported	Exchange Rate Effect	Constant Currency Basis	As Reported	Constant Currency Basis
Consolidated
Net retail sales	$15,659,829	$387,762	$16,047,591	$13,577,665	$1,655,356	$15,233,021	15%	18%
Net other revenue	2,162,145	53,539	2,215,684	1,678,176	204,599	1,882,775	29%	32%
Total net revenues	$17,821,974	$441,301	$18,263,275	$15,255,841	$1,859,955	$17,115,796	17%	20%

Net Revenues by Segment
Product Commerce	$17,305,966	$428,524	$17,734,490	$14,760,758	$1,799,596	$16,560,354	17%	20%
Developing Offerings	516,008	12,777	528,785	495,083	60,359	555,442	4%	7%
Total net revenues	$17,821,974	$441,301	$18,263,275	$15,255,841	$1,859,955	$17,115,796	17%	20%
Free Cash Flow

	Three Months Ended September 30,		Nine Months Ended September 30,		Trailing Twelve Months Ended September 30,
(in thousands)	2023	2022	2023	2022	2023	2022
Net cash provided by (used in) operating activities	$721,639	$58,164	$2,042,693	$(15,037)	$2,623,169	$(217,783)
Adjustments:
Purchases of land and buildings	(32,670)	(156,782)	(331,281)	(205,274)	(352,594)	(243,609)
Purchases of equipment	(157,980)	(126,618)	(330,992)	(497,800)	(430,867)	(627,574)
Total purchases of property and equipment	(190,650)	(283,400)	(662,273)	(703,074)	(783,461)	(871,183)
Proceeds from sale of property and equipment	5,248	2,790	12,461	10,600	15,043	11,504
Total adjustments	$(185,402)	$(280,610)	$(649,812)	$(692,474)	$(768,418)	$(859,679)
Free cash flow	$536,237	$(222,446)	$1,392,881	$(707,511)	$1,854,751	$(1,077,462)
Net cash used in investing activities	$(151,590)	$(288,755)	$(663,710)	$(718,453)	$(793,511)	$(887,166)
Net cash provided by financing activities	$33,222	$145,821	$361,902	$226,489	$382,765	$131,148

Coupang, Inc.	Q3 2023 Earnings Release	11

Adjusted EBITDA and Adjusted EBITDA Margin

	Three Months Ended September 30,		Nine Months Ended September 30,		Trailing Twelve Months Ended September 30,
(in thousands)	2023	2022	2023	2022	2023	2022
Total net revenues	$6,183,555	$5,101,334	$17,821,974	$15,255,841	$23,148,748	$20,332,534

Net income (loss)	91,300	90,679	327,347	(194,106)	429,411	(599,085)
Net income (loss) margin	1.5%	1.8%	1.8%	(1.3)%	1.9%	(2.9)%
Adjustments:
Depreciation and amortization	67,393	54,424	197,816	174,063	254,718	229,677
Interest expense	13,295	6,485	34,386	19,996	41,559	27,307
Interest income	(50,237)	(15,403)	(123,728)	(26,301)	(150,225)	(29,496)
Income tax expense	25,350	6,883	84,340	7,468	75,809	8,299
Other expense (income), net	7,776	(11,224)	19,556	(2,485)	28,756	949
Equity-based compensation	83,795	63,075	240,098	191,584	310,780	247,479
Adjusted EBITDA	$238,672	$194,919	$779,815	$170,219	$990,808	$(114,870)
Adjusted EBITDA margin	3.9%	3.8%	4.4%	1.1%	4.3%	(0.6)%
Segment Gross Profit and Segment Gross Profit Margin

	Three Months Ended September 30,		Nine Months Ended September 30,
(in thousands)	2023	2022	2023	2022
Gross profit	$1,565,787	$1,233,888	$4,509,502	$3,431,087
Segment gross profit and gross profit margin:
Product Commerce	$1,619,339	$1,217,593	4,564,390	3,410,027
Gross profit margin	27.1%	24.6%	26.4%	23.1%
Developing Offerings	(53,552)	16,295	(54,888)	21,060
Gross profit margin	(24.6)%	10.6%	(10.6)%	4.3%

Coupang, Inc.	Q3 2023 Earnings Release	12